                                                  Exhibit 99.77Q3

Registrant Name:  American Century World Mutual Funds, Inc.
File Number: 811-06247
Registrant CIK Number: 0000872825

         The electronic format for filing FORM N-SAR does not provide adequate space for responding fully to
Items 15, 48, 72DD, 73A, 74U and 74V.  The complete answers are as follows:

Item 15

Custodian:                                                             Sub-Custodian:
J.P. Morgan Chase & Company                                           See Attachment A

                                    Attachment A
a.       Foreign Subcustodians:

Country                                                                Foreign Subcustodian

ARGENTINA                                                                JPMorgan Chase Bank
                                                                         Buenos Aires
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
AUSTRALIA                                                                Australia and New Zealand Banking Group Ltd.
                                                                         Melbourne
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
AUSTRIA                                                                  J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BAHRAIN                                                                  National Bank of Bahrain
                                                                         Manama
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BANGLADESH                                                               Standard Chartered Bank
                                                                         Dhaka
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BELGIUM                                                                  J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BERMUDA                                                                  The Bank of Bermuda Limited
                                                                         Hamilton
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BOTSWANA                                                                 Barclays Bank of Botswana Limited
                                                                         Gaborone
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BRAZIL                                                                   Citibank, N.A..
                                                                         Sao Paulo
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BULGARIA                                                                 ING Bank N.V.
                                                                         Sofia
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CANADA                                                                   Royal Bank of Canada
                                                                         Toronto
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         Royal Bank of Canada
                                                                         Toronto
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CHILE                                                                    Citibank, N.A
                                                                         Santiago
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CHINA - SHANGHAI                                                         Citibank, N.A.
                                                                         New York
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CHINA - SHENZHEN                                                         JPMorgan Chase Bank
                                                                         Hong Kong
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
COLOMBIA                                                                 Cititrust Colombia S.A. Sociedad Fiduciaria
                                                                         Santa Fe de Bogota
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CROATIA                                                                  Privredna banka Zagreb d.d.
                                                                         Zagreb
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CYPRUS                                                                   The Cyprus Popular Bank Ltd.
                                                                         Nicosia
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CZECH REPUBLIC                                                           Ceskoslovenska obchodni banka, a.s.
                                                                         Prague
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
DENMARK                                                                  Nordea Bank Danmark A/S
                                                                         Copenhagen
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ECUADOR                                                                  Citibank, N.A.
                                                                         Quito
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
EGYPT                                                                    Citibank, N.A.
                                                                         Cairo
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ESTONIA                                                                  Esti Uhispank
                                                                         Tallinn
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
FINLAND                                                                  J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
FRANCE                                                                   J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
GERMANY                                                                  J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
GHANA                                                                    Barclays Bank of Ghana Limited
                                                                         Accra
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
GREECE                                                                   J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
HONG KONG                                                                JPMorgan Chase Bank
                                                                         Hong Kong
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
HUNGARY                                                                  ING Bank Rt.
                                                                         Budapest
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ICELAND                                                                  Islandsbanki-FBA
                                                                         Reykjavik
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
INDIA                                                                    The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                         Mumbai
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         Standard Chartered Bank
                                                                         Mumbai
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
INDONESIA                                                                The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                         Jakarta
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
IRELAND                                                                  J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ISRAEL                                                                   Bank Leumi le-Israel B.M.
                                                                         Tel Aviv
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ITALY                                                                    J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
IVORY COAST                                                              Societe Generale
                                                                         Paris
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
JAMAICA                                                                  FirstCaribbean International Trust and
                                                                         Merchant Bank (Jamaica) Limited
                                                                         Kingston
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
JAPAN                                                                    JPMorgan Chase Bank
                                                                         Tokyo
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         JPMorgan Chase Bank
                                                                         Tokyo
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
JORDAN                                                                   Arab Bank Plc
                                                                         Amman
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
KAZAKHSTAN                                                               ABN AMRO Bank Kazakhstan
                                                                         Almaty
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
KENYA                                                                    Barclays Bank of Kenya Limited
                                                                         Nairobi
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LATVIA                                                                   Hansabanka
                                                                         Riga
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LEBANON                                                                  JPMorgan Chase Bank
                                                                         New York
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LITHUANIA                                                                Vilniaus Bankas AB
                                                                         Vilnius
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LUXEMBOURG                                                               J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MALAYSIA                                                                 HSBC Bank Malaysia Berhad
                                                                         Kuala Lumpur
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MALTA                                                                    HSBC Bank Malta p.l.c.
                                                                         Valletta
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MAURITIUS                                                                The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                         Port Louis
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MEXICO                                                                   Banco J.P. Morgan, S.A.
                                                                         Mexico, D.F
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         Banco Nacional de Mexico, S.A.
                                                                         Mexico, D.F
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MOROCCO                                                                  Banque Commerciale du Maroc S.A.
                                                                         Casablanca
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NAMIBIA                                                                  Standard Bank of Namibia Limited
                                                                         Windhoek
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NETHERLANDS                                                              J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NEW ZEALAND                                                              National Bank of New Zealand
                                                                         Wellington
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*NIGERIA*                                                                The Standard Bank of South Africa Limited
                                                                         Johannesburg
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NORWAY                                                                   Den norske Bank ASA
                                                                         Oslo
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
OMAN                                                                     Oman Arab Bank
                                                                         Muscat
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PAKISTAN                                                                 Citibank, N.A.
                                                                         Karachi
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         Deutsche Bank AG
                                                                         Karachi
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         Standard Chartered Bank
                                                                         Karachi
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PERU                                                                     Banco de Credito del Peru
                                                                         Lima
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PHILIPPINES                                                              The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                         Manila
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
POLAND                                                                   Bank Rozwoju Eksportu S.A.
                                                                         Warsaw
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PORTUGAL                                                                 J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ROMANIA                                                                  ING Bank N.V.
                                                                         Bucharest
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*RUSSIA*                                                                 JPMorgan Chase Bank
                                                                         New York
                                                                         A/C JPMorgan Chase Bank London (USD NOSTRO
                                                                         Account)
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         JPMorgan Chase Bank
                                                                         New York
                                                                         A/C JPMorgan Chase Bank London (USD NOSTRO
                                                                         Account)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SINGAPORE                                                                Oversea-Chinese Banking Corporation
                                                                         Singapore
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SLOVAK REPUBLIC                                                          Vseobecno Uverova Banka S.A.
                                                                         Bratislava
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SLOVENIA                                                                 Bank Austria Creditanstalt d.d. Ljubljana
                                                                         Ljubljana
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SOUTH AFRICA                                                             The Standard Bank of South Africa Limited
                                                                         Johannesburg
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SOUTH KOREA                                                              The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                         Seoul
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         Standard Chartered Bank
                                                                         Seoul
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SPAIN                                                                    J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SRI LANKA                                                                The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                         Colombo
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SWEDEN                                                                   Svenska Handelsbanken
                                                                         Stockholm
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SWITZERLAND                                                              UBS AG
                                                                         Zurich
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
TAIWAN                                                                   JPMorgan Chase Bank
                                                                         Taipei
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                         Taipei
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
THAILAND                                                                 Standard Chartered Bank
                                                                         Bangkok
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
TUNISIA                                                                  Banque Internationale Arabe de Tunisie, S.A.
                                                                         Tunis
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
TURKEY                                                                   JPMorgan Chase Bank
                                                                         Istanbul
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*UKRAINE*                                                                ING Bank Ukraine
                                                                         Kiev
-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.A.E.                                                                   The National Bank of Abu Dhabi
                                                                         Abu Dhabi
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.K.                                                                     National Westminster Bank
                                                                         London
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
URUGUAY                                                                  BankBoston, N.A
                                                                         Montevideo.
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.S.A.                                                                   JPMorgan Chase Bank
                                                                         New York
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
VENEZUELA                                                                Citibank, N.A.
                                                                         Caracas
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
VIETNAM                                                                  The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                         Ho Chi Minh City
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ZAMBIA                                                                   Barclays Bank of Zambia Limited
                                                                         Lusaka
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ZIMBABWE                                                                 Barclays Bank of Zimbabwe Limited
                                                                         Harare
------------------------ ----------------------------------------------- ------------------------------------------------


Item 48

         Registrant is party to a management agreement (the "Agreement") with its investment adviser, American
Century Investment Management, Inc. ("ACIM").  Under the Agreement, ACIM provides, directly or through affiliates and third parties, virtually all services necessary to manage Registrant's assets, including providing investment advice, obtaining custodial services, portfolio accounting and fund tax preparation, as well as administrative services for the Registrant and its shareholders, such as transfer agency and the printing and distribution of shareholder materials.  Registrant provides multiple classes of its series.  For the services ACIM provides under the Agreement, ACIM charges each class a single, unified fee equal to a predetermined annual percentage of the class's daily net assets.  This unified fee rate varies by class as indicated below.  The difference in the fee structure among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the adviser for core investment advisory services.  Although the core investment advisory expense does not vary by class, the Agreement does not separately state this rate.  As a result, Registrant's response to Item 48 reflects the unified fee rate specified in the Agreement for each class.

Series No. 1

                                            `        Investor     Advisor       Institutional    C
                                                       Class         Class        Class         Class
               Class
FUND AVERAGE NET ASSETS
First $1 billion                                      1.50%             1.25%        1.30%      1.50%

Of the next $1 billion                                1.20%             0.95%        1.00%       1.20%
Over $2 billion                                       1.10%           0.85%          0.90%       1.10%

Series No. 2

                                                     Investor                   Advisor      Institutional

                                                       Class                    Class              Class
FUND AVERAGE NET ASSETS
First $500 million                                        1.75%                    1.50%            1.55%

Of the next $500 million                                  1.40%                    1.15%            1.20%

Over $1 billion                                           1.20%                  0.95%             1.00%


Series No. 3

                                                     Investor           Advisor   Institutional    C
                                                       Class               Class     Class        Class
FUND AVERAGE NET ASSETS
First $500 million                                      2.00%             1.75%        1.80%        2.00%
Of the next $500 million                                1.50%             1.25%        1.30%        1.50%
Over $1 billion                                         1.25%             1.00%        1.05%        1.25%



Series No. 4

                                                    Investor         Advisor        Institutional   C
                                                    Class            Class             Class       Class
FUND AVERAGE NET ASSETS
First $1 billion                                     1.30%           1.05%             1.10%     1.30%

Of the next $1 billion                               1.15%           0.90%              0.95%    1.15%
Over $2 billion                                      1.05%           0.80%              0.85%    1.05%

Series No. 5
                                                     Investor         Advisor          Institutional       C
                                                    Class            Class                 Class          Class

FUND AVERAGE NET ASSETS
First $1 billion                                     1.50%            1.25%               1.30%           1.50%
Over $1 billion                                      1.30%            1.05%               1.10%           1.30%

Series No. 6

                                                     Investor         Advisor          Institutional       C
                                                     Class            Class                 Class          Class

FUND AVERAGE NET ASSETS
First $1 billion                                       1.50%            1.25%              1.30%              1.50%
Over $1 billion                                        1.30%            1.05%              1.10%              1.30%


Series Number:  1

72DD) 1.  Total income dividends for which record date passed during the period ($000's omitted)
         Investor Class              25,087
         2.Dividends for a second class of open-end company shares
         Advisor Class                2,209
         Institutional Class          3,484
         A Class                        114
         B Class                          1
         C Class                          2
         R Class                          2

73A) 1. Dividends from net investment income
         Investor Class             $0.0922
          2. Dividends for a second class of open-end company shares
         Advisor Class              $0.0700
         Institutional Class        $0.1098
         A Class                    $0.0700
         B Class                    $0.0042
         C Class                    $0.0042

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class                251,203
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
         Advisor Class                31,910
         Institutional Class          30,879
         A Class                       2,033
         B Class                         155
         C Class                         114


77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $8.78
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
         Advisor Class              $8.76
         Institutional Class        $8.80
         A Class                    $8.77
         B Class                    $8.73
         C Class                    $8.77

Series Number:  2

72EE) 1.  Total capital gains for which record date passed during the period ($000's omitted)
         Investor Class              165,843
         2.Dividends for a second class of open-end company shares
         Advisor Class                    29
         Institutional Class          25,231

73B) 1. Dividends from capital gains
         Investor Class             $2.2842
          2. Dividends for a second class of open-end company shares
         Advisor Class              $2.2520
         Institutional Class        $2.3142


74U.     1. Number of shares outstanding (000's omitted)
         Investor Class                76,203
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
         Advisor Class                     16
         Institutional Class           13,055


77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $12.86
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
         Advisor Class              $12.72
         Institutional Class        $12.94

Series Number:  3

72EE) 1.  Total capital gains for which record date passed during the period ($000's omitted)
         Investor Class              1,897
         2.Dividends for a second class of open-end company shares
         Advisor Class                  14
         Institutional Class         1,130
         C Class                         8

73B) 1. Dividends from capital gains
         Investor Class             $0.0855
          2. Dividends for a second class of open-end company shares
         Advisor Class              $0.0855
         Institutional Class        $0.0855
         C Class                    $0.0855


74U.     1. Number of shares outstanding (000's omitted)
         Investor Class                22,128
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
         Advisor Class                    169
         Institutional Class           11,630
         C Class                           89

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $6.61
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
         Advisor Class              $6.51
         Institutional Class        $6.69
         C Class                    $6.40



Series Number:  4

72DD) 1.  Total income dividends for which record date passed during the period ($000's omitted)
         Investor Class                   552
         2.Dividends for a second class of open-end company shares
         Institutional Class               26

73A) 1. Dividends from net investment income
         Investor Class             $0.0138
          2. Dividends for a second class of open-end company shares
         Institutional Class        $0.0293
         Advisor Class                    -
         C Class                          -


74U.     1. Number of shares outstanding (000's omitted)
         Investor Class                39,450
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
         Advisor Class                   328
         Institutional Class             894
         C Class                          34

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $7.79
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
         Advisor Class              $7.72
         Institutional Class        $7.85
         C Class                    $7.57


Series Number:  5


74U.     1. Number of shares outstanding (000's omitted)
         Investor Class                30,318
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
         Advisor Class                     27
         Institutional Class              787
         C Class                            5

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $5.08
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
         Advisor Class              $5.02
         Institutional Class        $5.14
         C Class                    $4.91

Series Number:  6


74U.     1. Number of shares outstanding (000's omitted)
         Investor Class                7,650
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
         Advisor Class                     4
         Institutional Class             380

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $16.95
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
         Advisor Class              $16.71
         Institutional Class        $17.14

